UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 25, 2010

Unica Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51461	04-3174345
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

170 Tracer Lane, Waltham, Massachusetts		02451
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	781.487.8659

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On February 25, 2010, the Compensation Committee of the Board of Directors of Unica Corporation (the "Company") approved the Fiscal Year 2010 Executive Bonus Plan (the "2010 Plan") for Company executive officers and named executive officers (other than the Senior Vice President of Worldwide Sales and Services and the Vice President of On-Demand Solutions). The 2010 Plan is intended to reward executive officers for significant contributions to the Company’s growth and profitability and for the achievement of pre-established individual performance goals. The target bonus amounts under the 2010 Plan for each of the named executive officers range from 30% to 80% of the named executive officer’s base salary. Bonuses will be awarded to eligible executive officers under the 2010 Plan based on the achievement of the fiscal year 2010 non-GAAP operating income against a pre-established non-GAAP operating income goal (the "Target Goal") set by the Compensation Committee during the fiscal year 2010 budgeting process. If the Company achieves 50% or more of its Target Goal, each participant will be eligible to receive a bonus equal to the corresponding percentage of such participant’s target incentive amount, up to a maximum of 150%.

Up to 20% of the participant’s target cash incentive amount is eligible for payment for each of the first three fiscal quarters based on the Company’s year-to-date achievement of its Target Goal. The remaining 40% of each participant’s target incentive amount, plus any overachievement, is eligible for payment after the public release of the Company’s 2010 year-end financial results. The Compensation Committee and the Board of Directors of the Company may change, modify or adjust any provision of the 2010 Plan to serve the interests of the Company and each individual's target payment may be adjusted based upon the individual’s performance during the year.

The foregoing description of the 2010 Plan is not complete and is qualified in its entirety by reference to the 2010 Plan, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)10.1 Fiscal Year 2010 Executive Bonus Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unica Corporation

March 3, 2010	By:	/s/ Jason W. Joseph

Name: Jason W. Joseph
Title: Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Fiscal Year 2010 Executive Bonus Plan